MODIFICATION AGREEMENT

This Modification Agreement (“Modification”) made as of this 16th day of September 2013, by and between Tate & Lyle Ingredients Americas LLC (“Tate & Lyle”), a Delaware limited liability company, formerly Tate & Lyle Ingredients Americas, Inc., and Amyris, Inc. (“Amyris”), a Delaware corporation, modifies the Settlement Agreement, Termination Agreement, and Mutual Release (“Settlement”) dated the 25th day of June 2013.

WHEREAS, the parties entered into the Settlement in order to finally settle and compromise the Dispute, the Arbitration, and the Litigation as defined therein, and

WHEREAS, the parties now desire to modify the Settlement by this Modification.

NOW THEREFORE, in consideration of the mutual covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Pursuant to Section 19 of the Settlement, Section 1.c of the Settlement is entirely deleted and wholly replaced by the following:

“2,600,000 on or before 12 p.m. Central Time on September 27, 2013”

2.    The Modification to the Settlement as stated above shall not be construed in any manner as a waiver by Tate & Lyle of its rights and remedies under the Settlement or as otherwise available. For the purpose of avoiding doubt, Tate & Lyle may immediately reinstitute the Litigation and/or Arbitration in the event Amyris fails to make payment as specified under the Settlement and as modified herein or in the event Amyris otherwise demonstrates non-compliance with the Settlement or this Modification.

3.     Capitalized terms not defined herein shall have the same meaning as ascribed to them in the Settlement.

4.    Other than as expressly modified herein, all provisions of the Settlement remain in full effect and unchanged by this Modification.

IN WITNESS WHEREOF, the parties have executed this Modification on the day and year first written above.

TATE & LYLE INGREDIENTS AMERICAS LLC		AMYRIS, Inc.

By:	/s/	By:	/s/
	Name:Matthew D. Wineinger		Name: Nicholas Khadder
	Title: President, Bulk Ingredients		Title: Interim General Counsel